UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 31, 2007
(Date of Earliest Event Reported)

On Assignment, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-20540 (Commission File Number)	95-4023433 (I.R.S. Employer Identification No.)

26651 West Agoura Road, Calabasas, California (Address of Principal Executive Offices)	91302 (Zip Code)

(818) 878-7900
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 6, 2007, On Assignment, Inc. (“On Assignment”) filed a Current Report on Form 8-K to report, among other things, that on January 31, 2007,  On Assignment completed its acquisition of Oxford Global Resources, Inc. (“Oxford”), pursuant to an Agreement and Plan of Merger, dated as of January 3, 2007, as amended January 30, 2007 (the “Agreement”), by and among On Assignment, On Assignment 2007 Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of On Assignment, Oxford and Thomas F. Ryan, as Indemnification Representative.  In response to parts (a) and (b) of Item 9.01 of such Form 8-K, On Assignment stated that it would file by amendment the required historical Oxford financial statements and the required pro forma financial information, as permitted by parts (a)(4) and (b)(2), respectively, of Item 9.01 to Form 8-K.  This Form 8-K/A is being filed to provide the required historical Oxford financial statements and the required pro forma financial information.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Attached hereto as Exhibit 99.1 are the audited balance sheets of Oxford Global Resources, Inc. as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2006.

(b)  Pro Forma Financial Information.

Attached hereto as Exhibit 99.2 is the unaudited pro forma condensed combined financial information for On Assignment, Inc. and its consolidated subsidiaries as of and for the year ended December 31, 2006.

(c)  Shell Company Transactions.

Not Applicable.

(d) Exhibits:

Exhibit No.	Description of the Exhibit
Exhibit 23.1	Consent of KPMG LLP, independent accountants.
Exhibit 99.1

Audited balance sheets of Oxford Global Resources, Inc. as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2006.

Exhibit 99.2	Unaudited pro forma condensed combined financial information for On Assignment, Inc. and its consolidated subsidiaries as of and for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.
Date: April 18, 2007	By:	/s/ James L. Brill
		Name:	James L. Brill
		Title:	Senior Vice President of Finance and Chief Financial Officer

Exhibit Index

Exhibit 23.1	Consent of KPMG LLP, independent accountants.
Exhibit 99.1

Audited balance sheets of Oxford Global Resources, Inc. as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for each of the years in the three-year period ended December 31, 2006.

Exhibit 99.2	Unaudited pro forma condensed combined financial information for On Assignment, Inc. and its consolidated subsidiaries as of and for the year ended December 31, 2006.